Tompkins Financial Corporation 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, Executive VP, CFO & COO

Tompkins Financial Corporation (888)503-5753

For Immediate Release

Friday, October 28, 2016

Tompkins Financial Corporation Reports Record Third Quarter Earnings

ITHACA, NY – Tompkins Financial Corporation (NYSEMKT:TMP)

Tompkins Financial Corporation reported diluted earnings per share of $0.97 for the third quarter of 2016, an increase from the $0.96 reported in the third quarter of 2015. Net income for the third quarter of 2016 was $14.9 million, up 2.5% compared to the $14.5 million reported in 2015.

For the year to date period ended September 30, 2016, diluted earnings per share were $2.87, and were down 3.0% ($0.09 per share) compared to the same period in 2015. Prior year to date results included a non-recurring curtailment gain of $3.6 million after tax ($0.24 per share) related to changes to the Company’s pension plan, which was recognized in the second quarter of 2015. Refer to the table of “NON-GAAP MEASURES” included in this press release for additional details.

President and CEO, Stephen S. Romaine said "We are very pleased to report earnings that represent the best third quarter in our history. Several positive trends continued during the quarter that contributed to these results, including solid growth in loans and deposits, along with continued strong credit quality. We are excited that during the quarter we opened a new office in Lyndon Corners, representing our first physical presence in this attractive Syracuse market.”

Selected highlights for third quarter:

▪	Net interest income of $45.3 million was up 6.9% compared to the third quarter of 2015
▪	Total loans of $4.1 billion were up 12.5% over the same period in 2015
▪	Noninterest bearing deposit balances are up 7.4% over September 30, 2015
▪	Nonperforming assets of $19.3 million are down 27.0% over the same period in 2015, and have remained relatively stable when compared to the most recent quarter

NET INTEREST INCOME

Net interest income of $45.3 million for the third quarter of 2016 increased by $2.9 million, or 6.9% compared to the same period in 2015. For the year to date period, net interest income was $134.3 million, up $9.3 million, or 7.5% from the same period in 2015.

Growth in net interest income was largely driven by $455.8 million of growth in total loans since the third quarter of 2015, an increase of 12.5%. The loan growth was supported in part by a $253.2 million increase in total deposits over the same period. The net interest margin was 3.31%, down 5 basis points compared to the most recent prior quarter, largely due to lower yields on average loans and securities during the quarter.

NONINTEREST INCOME

Noninterest income was $17.9 million for the third quarter of 2016, and was up 2.8% compared to the same period in 2015. Year-to-date noninterest income of $52.5 million is down compared to $54.0 million reported for September 30, 2015. Prior year-to-date results included gains on the sale of other real estate owned which were higher by $924,000, when compared to the current year-to-date period. Fee based revenue was relatively flat compared to prior year for the quarter and year-to-date periods. Noninterest income represented 28.3% of total revenues in the third quarter of 2016, compared to 29.1% compared to the same period in 2015.

NONINTEREST EXPENSE

Noninterest expense was $40.3 million for the third quarter of 2016, up $2.4 million over the third quarter of 2015. For the year to date period, noninterest expense was $119.2 million, up $8.7 million from the same period in 2015. The current quarter and year to date results included $313,000 of expense related to the early termination of an FDIC loss share agreement. Noninterest expenses for the prior year to date period were reduced by a $6.0 million (pretax) non-recurring curtailment gain (recognized in the second quarter of 2015) related to a change in the Company’s defined benefit pension plan.

ASSET QUALITY

Asset quality trends remain strong in the third quarter of 2016. Nonperforming assets were down 27.0% compared to the third quarter in 2015, and in line with the second quarter of 2016. Nonperforming assets represented 0.32% of total assets at September 30, 2016, down from 0.43% at December 31, 2015, and in line with prior quarter. Nonperforming asset levels continue to be well below the most recent Federal Reserve Board Peer Group Average1 of 0.83%.

Provision for loan and lease losses was $782,000 for the third quarter of 2016, up from $281,000 compared to the third quarter of 2015. The year-over-year increase in provision expense is primarily due to loan growth, as well as higher net recoveries in the prior period. Net recoveries for the third quarter of 2016 were $205,000 compared to net recoveries of $593,000 reported in the third quarter of 2015.

The Company’s allowance for originated loan and lease losses totaled $34.1 million at September 30, 2016, and represented 0.92% of total originated loans at September 30, 2016, compared to 0.97% at September 30, 2015, and 0.95% at December 31, 2015. The total allowance represented 186.5% of total nonperforming loans and leases at September 30, 2016, up from 146.7% at December 31, 2015, and 133.2% at September 30, 2015.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums. Tier 1 capital to average assets of 8.83%, compared to 8.82% reported for December 31, 2015, and 8.89% at September 30, 2015. Total Capital to risk-weighted assets at September 30, 2016 was 12.97%, compared to 13.03% reported at December 31, 2015 and 13.29% at September 30, 2015.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, Tompkins Bank of Castile, Tompkins Mahopac Bank, Tompkins VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	09/30/2016	12/31/2015
Cash and noninterest bearing balances due from banks	$177,342	$56,261
Interest bearing balances due from banks	2,244	1,996
Cash and Cash Equivalents	179,586	58,257

Trading securities, at fair value	0	7,368
Available-for-sale securities, at fair value (amortized cost of $1,352,845 at September 30,
2016 and $1,390,255 at December 31, 2015)	1,371,111	1,385,684
Held-to-maturity securities, at amortized cost (fair value of $151,626 at September 30, 2016
and $146,686 at December 31, 2015)	144,650	146,071
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,672,539	3,310,768
Acquired loans and leases, covered (3)	0	14,031
Acquired loans and leases, non-covered (3)	417,008	447,243
Less: Allowance for loan and lease losses	34,112	32,004
Net Loans and Leases	4,055,435	3,740,038

Federal Home Loan Bank and other stock	34,246	29,969
Bank premises and equipment, net	63,687	60,331
Corporate owned life insurance	77,409	75,792
Goodwill	92,623	91,792
Other intangible assets, net	11,902	12,448
Accrued interest and other assets	71,566	82,245
Total Assets	$6,102,215	$5,689,995

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,618,465	2,401,519
Time	877,427	855,133
Noninterest bearing	1,194,408	1,138,654
Total Deposits	4,690,300	4,395,306

Federal funds purchased and securities sold under agreements to repurchase	77,218	136,513
Other borrowings, including certain amounts at fair value of $0 at September 30, 2016
and $10,576 at December 31, 2015	671,000	536,285
Trust preferred debentures	37,638	37,509
Other liabilities	64,869	67,916
Total Liabilities	$5,541,025	$5,173,529

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
15,091,864 at September 30, 2016; and 15,015,594 at December 31, 2015	1,509	1,502
Additional paid-in capital	357,468	350,823
Retained earnings	221,235	197,445
Accumulated other comprehensive loss	(16,660)	(31,001)
Treasury stock, at cost – 116,203 shares at September 30, 2016, and 116,126 shares
at December 31, 2015	(3,912)	(3,755)

Total Tompkins Financial Corporation Shareholders’ Equity	559,640	515,014
Noncontrolling interests	1,550	1,452
Total Equity	$561,190	$516,466
Total Liabilities and Equity	$6,102,215	$5,689,995

TOMPKINS FINANCIAL CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Nine Months Ended
(In thousands, except per share data) (Unaudited)	09/30/2016	09/30/2015	09/30/2016	09/30/2015
INTEREST AND DIVIDEND INCOME
Loans	$43,057	$39,235	$125,378	$114,670
Due from banks	2	1	5	3
Trading securities	62	86	220	270
Available-for-sale securities	6,683	7,031	21,498	22,219
Held-to-maturity securities	898	915	2,712	2,185
Federal Home Loan Bank and other stock	375	262	990	834
Total Interest and Dividend Income	51,077	47,530	150,803	140,181
INTEREST EXPENSE
Time certificates of deposits of $250,000 or more	402	369	1,214	1,058
Other deposits	2,291	2,284	6,764	6,837
Federal funds purchased and securities sold under agreements to
repurchase	630	685	1,940	2,020
Trust preferred debentures	600	583	1,783	1,726
Other borrowings	1,837	1,223	4,840	3,596
Total Interest Expense	5,760	5,144	16,541	15,237
Net Interest Income	45,317	42,386	134,262	124,944
Less: Provision for loan and lease losses	782	281	2,615	1,412
Net Interest Income After Provision for Loan and Lease Losses	44,535	42,105	131,647	123,532
NONINTEREST INCOME
Insurance commissions and fees	7,729	7,564	22,808	22,341
Investment services income	3,735	3,674	11,355	11,518
Service charges on deposit accounts	2,203	2,410	6,559	6,812
Card services income	2,037	2,001	5,980	5,844
Mark-to-market loss on trading securities	(76)	(69)	(182)	(206)
Mark-to-market gain on liabilities held at fair value	77	81	227	226
Other income	1,745	1,669	4,819	6,390
Gain on sale of available-for-sale securities	455	92	926	1,105
Total Noninterest Income	17,905	17,422	52,492	54,030
NONINTEREST EXPENSES
Salaries and wages	19,801	18,357	58,123	54,319
Pension and other employee benefits	5,218	5,368	15,435	10,843
Net occupancy expense of premises	3,046	2,891	9,193	9,303
Furniture and fixture expense	1,707	1,532	4,973	4,465
FDIC insurance	783	729	2,388	2,218
Amortization of intangible assets	524	496	1,572	1,503
Other operating expense	9,245	8,509	27,534	27,841
Total Noninterest Expenses	40,324	37,882	119,218	110,492
Income Before Income Tax Expense	22,116	21,645	64,921	67,070
Income Tax Expense	7,219	7,115	21,208	22,405
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	14,897	14,530	43,713	44,665
Less: Net income attributable to noncontrolling interests	33	33	98	98
Net Income Attributable to Tompkins Financial Corporation	$14,864	$14,497	$43,615	$44,567
Basic Earnings Per Share	$0.99	$0.97	$2.90	$2.98
Diluted Earnings Per Share	$0.97	$0.96	$2.87	$2.96

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	September 30, 2016			September 30, 2016			September 30, 2015
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,874	$2	0.42%	$1,968	$5	0.34%	$1,725	$3	0.23%
Securities (4)
U.S. Government securities	1,419,808	7,058	1.98%	1,447,450	22,608	2.09%	1,441,360	22,807	2.12%
Trading securities	5,452	62	4.52%	6,536	220	4.50%	8,437	270	4.28%
State and municipal (5)	96,607	809	3.33%	97,906	2,488	3.39%	86,846	2,486	3.83%
Other securities (5)	3,632	30	3.29%	3,653	91	3.33%	3,740	91	3.25%
Total securities	1,525,499	7,959	2.08%	1,555,545	25,407	2.18%	1,540,383	25,654	2.23%
FHLBNY and FRB stock	35,841	375	4.16%	31,767	990	4.16%	23,771	834	4.69%

Total loans and leases, net of unearned income (5)(6)	4,014,671	43,772	4.34%	3,897,461	127,484	4.37%	3,479,528	116,547	4.48%
Total interest-earning assets	5,577,885	52,108	3.72%	5,486,741	153,886	3.75%	5,045,407	143,038	3.79%

Other assets	364,375			351,944			352,808

Total assets	5,942,260			5,838,685			5,398,215

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,478,292	1,021	0.16%	2,514,159	2,958	0.16%	2,332,674	2,863	0.16%
Time deposits	871,937	1,672	0.76%	876,947	5,020	0.76%	904,911	5,032	0.74%
Total interest-bearing deposits	3,350,229	2,693	0.32%	3,391,106	7,978	0.31%	3,237,585	7,895	0.33%

Federal funds purchased & securities sold under
agreements to repurchase	99,387	630	2.52%	108,189	1,940	2.40%	136,073	2,020	1.98%
Other borrowings	681,654	1,837	1.07%	589,726	4,840	1.10%	413,819	3,596	1.16%
Trust preferred debentures	37,609	600	6.35%	37,567	1,783	6.34%	37,395	1,726	6.17%
Total interest-bearing liabilities	4,168,879	5,760	0.55%	4,126,588	16,541	0.54%	3,824,872	15,237	0.53%

Noninterest bearing deposits	1,148,081			1,103,108			1,003,318
Accrued expenses and other liabilities	68,019			65,978			65,902
Total liabilities	5,384,979			5,295,674			4,894,092

Tompkins Financial Corporation Shareholders’ equity	555,747			541,510			502,622
Noncontrolling interest	1,534			1,501			1,501
Total equity	557,281			543,011			504,123

Total liabilities and equity	$5,942,260			$5,838,685			$5,398,215
Interest rate spread			3.17%			3.21%			3.26%
Net interest income/margin on earning assets		46,348	3.31%		137,345	3.34%		127,801	3.39%

Tax Equivalent Adjustment		(1,031)			(3,083)			(2,857)

Net interest income per consolidated financial statements		$45,317			$134,262			$124,944

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Dec-15

Period End Balance Sheet
Securities	$1,515,761	$1,564,080	$1,583,742	$1,539,123	$1,542,332	$1,539,123
Originated loans and leases, net of unearned income and deferred costs and fees (2)	3,672,539	3,551,628	3,370,791	3,310,768	3,149,386	3,310,768
Acquired loans and leases (3)	417,008	426,485	450,122	461,274	484,927	461,274
Allowance for loan and lease losses	34,112	33,125	32,530	32,004	30,965	32,004
Total assets	6,102,215	5,924,906	5,764,971	5,689,995	5,594,718	5,689,995
Total deposits	4,690,300	4,469,721	4,555,228	4,395,306	4,437,073	4,395,306
Federal funds purchased and securities sold under agreements to repurchase	77,218	97,180	116,551	136,513	134,941	136,513
Other borrowings	671,000	700,026	455,341	536,285	398,946	536,285
Trust preferred debentures	37,638	37,595	37,552	37,509	37,466	37,509
Total common equity	559,640	552,918	538,408	515,014	516,409	515,014
Total equity	561,190	554,435	539,893	516,466	517,959	516,466

Average Balance Sheet
Average earning assets	$5,577,885	$5,492,913	$5,388,420	$5,260,979	$5,138,665	$5,099,743
Average assets	5,942,260	5,842,387	5,730,271	5,624,351	5,486,645	5,455,214
Average interest-bearing liabilities	4,168,879	4,143,031	4,067,385	3,930,707	3,856,025	3,851,549
Average equity	557,281	543,283	528,314	518,529	509,518	507,754

Share data
Weighted average shares outstanding (basic)	14,829,222	14,798,515	14,760,276	14,719,394	14,739,915	14,728,193
Weighted average shares outstanding (diluted)	15,033,531	14,975,115	14,905,919	14,869,103	14,866,735	14,863,026
Period-end shares outstanding	15,055,954	15,035,369	15,023,776	14,979,684	14,905,576	14,979,684
Common equity book value per share	$37.17	$36.77	$35.84	$34.38	$34.65	$34.38
Tangible book value per share (Non-GAAP)	$30.28	$29.82	$28.85	$27.48	$27.64	$27.48

Income Statement
Net interest income	$45,317	$44,907	$44,038	$43,437	$42,386	$168,381
Provision for loan/lease losses	782	978	855	1,533	281	2,945
Noninterest income	17,905	17,084	17,503	17,910	17,422	71,940
Noninterest expense	40,324	39,388	39,506	39,370	37,882	149,862
Income tax expense	7,219	7,022	6,967	6,557	7,115	28,962
Net income attributable to Tompkins Financial Corporation	14,864	14,571	14,180	13,854	14,497	58,421
Noncontrolling interests	33	32	33	33	33	131
Basic earnings per share (9)	$0.99	$0.97	$0.95	$0.93	$0.97	$3.91
Diluted earnings per share (9)	$0.97	$0.96	$0.94	$0.92	$0.96	$3.87

Nonperforming Assets
Originated nonaccrual loans and leases	$11,554	$11,008	$12,671	$13,506	$14,821	$13,506
Acquired nonaccrual loans and leases	4,559	4,831	4,145	4,331	4,908	4,331
Originated loans and leases 90 days past due and accruing	35	89	57	58	57	58
Troubled debt restructurings not included above	2,148	2,172	3,862	3,915	3,465	3,915
Total nonperforming loans and leases	18,296	18,100	20,735	21,810	23,251	21,810
OREO (8)	1,008	1,001	1,865	2,692	3,188	2,692
Total nonperforming assets	$19,304	$19,101	$22,600	$24,502	$26,439	$24,502

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

		Quarter-Ended									Year-Ended
Delinquency - Originated loan and lease portfolio		Sep-16		Jun-16		Mar-16		Dec-15		Sep-15		Dec-15
Loans and leases 30-89 days past due and
accruing (2)		$4,551		$4,464		$2,519		$3,280		$3,550		$3,280
Loans and leases 90 days past due and accruing (2)		35		89		57		58		57		58
Total originated loans and leases past due and accruing (2)		4,586		4,553		2,576		3,338		3,607		3,338

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)		$0		$850		$1		$276		$309		$276
Covered loans and leases 90 days or more past
due and accruing (3)(7)		0		474		469		524		508		524
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)		1,069		900		1,038		933		1,028		933
Non-covered loans and leases 90 days past
due and accruing (3)(7)		2,555		1,387		1,446		1,991		2,069		1,991
Total acquired loans and leases past due and accruing		3,624		3,611		2,954		3,724		3,914		3,724
Total loans and leases past due and accruing		$8,210		$8,164		$5,530		$7,062		$7,521		$7,062

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period		$32,968		$31,981		$31,312		$30,450		$29,428		$28,156
Provision for loan and lease losses		868		978		872		1,185		173		2,467
Net loan and lease (recoveries) charge-offs		(120)		(9)		203		323		(849)		(689)
Allowance for loan and lease losses (originated		33,956		32,968		31,981		31,312		30,450		31,312
loan portfolio) - balance at end of period	$		$		$		$		$		$

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period		$157		$549		$692		$515		$663		$841
Provision (Credit) for loan and lease losses		(86)		0		(17)		348		108		478
Net loan and lease (recoveries) charge-offs		(85)		392		126		171		256		627
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period		156		157		549		692		515		692

Total allowance for loan and lease losses		$34,112		$33,125		$32,530		$32,004		$30,965		$32,004

Loan Classification - Originated Portfolio
Special Mention		$27,215		$20,639		$20,388		$19,657		$25,133		$19,657
Substandard		18,121		16,462		18,026		18,186		19,937		18,186
Loan Classification - Acquired Portfolio
Special Mention		540		550		534		540		1,446		540
Substandard		14,000		13,975		17,445		17,007		23,683		17,007
Loan Classifications - Total Portfolio
Special Mention		27,755		21,189		20,922		20,197		26,579		20,197
Substandard		32,121		30,437		35,471		35,193		43,620		35,193

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Dec-15
Nonperforming loans and leases/total loans and leases (7)	0.45%	0.45%	0.54%	0.58%	0.64%	0.58%
Nonperforming assets/total assets	0.32%	0.32%	0.39%	0.43%	0.47%	0.43%
Allowance for originated loan and lease losses/total originated loans and leases	0.92%	0.93%	0.95%	0.95%	0.97%	0.95%
Allowance/nonperforming loans and leases	186.45%	183.01%	156.88%	146.74%	133.18%	146.74%
Net loan and lease losses (recoveries) annualized/total average loans and leases	(0.02%)	0.04%	0.03%	0.05%	(0.07%)	(0.00%)

Capital Adequacy (period-end)
Tier 1 capital / average assets *	8.83%	8.79%	8.79%	8.82%	8.89%	8.82%
Total capital / risk-weighted assets *	12.97%	12.95%	13.18%	13.03%	13.29%	13.03%

Profitability
Return on average assets *	1.00%	1.00%	0.99%	0.98%	1.05%	1.07%
Return on average equity *	10.61%	10.76%	10.77%	10.63%	11.29%	11.51%
Net interest margin (TE) *	3.31%	3.36%	3.36%	3.35%	3.35%	3.38%

* Quarterly ratios have been annualized

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measure provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See "Tompkins Financial Corporation - Summary Financial Data (Unaudited)" tables for Non-GAAP related calculations.

Non-GAAP Disclosure - Adjusted Diluted Earnings Per Share

	Quarter-Ended					Year-Ended
	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Dec-15
Net income available to common shareholders	$14,864	$14,571	$14,180	$13,854	$14,497	$58,421
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards	215	224	229	229	189	834
Adjusted net income available to common shareholders	14,649	14,347	13,951	13,625	14,308	57,587
Gain on pension plan curtailment (net of tax)	0	0	0	0	0	(3,602)
Net operating income (Non-GAAP)	14,649	14,347	13,951	13,625	14,308	53,985
Weighted average shares outstanding (diluted)	15,033,531	14,975,115	14,905,919	14,869,103	14,866,735	14,863,026
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.97	$0.96	$0.94	$0.92	$0.96	$3.63

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure - Tangible Book Value Per Share

	Quarter-Ended					Year-Ended
	Sep-16	Jun-16	Mar-16	Dec-15	Sep-15	Dec-15
Total common equity	$559,640	$552,918	$538,408	$515,014	$516,409	$515,014
Less: Goodwill and intangibles (10)	103,732	104,636	104,987	103,347	104,349	103,347
Tangible common equity	455,908	448,282	433,421	411,667	412,060	411,667
Ending shares outstanding	15,055,954	15,035,369	15,023,776	14,979,684	14,905,576	14,979,684
Tangible book value per share (Non-GAAP)	$30.28	$29.82	$28.85	$27.48	$27.64	$27.48

Non-GAAP Disclosure - YTD adjusted diluted earnings per share
		Sep-16	Sep-15
Net income available to common shareholders		$43,615	$44,567
Less: Dividends and undistributed earnings allocated to unvested restricted stock awards		668	609
Adjusted net income available to common shareholders		42,947	43,958
Gain on pension plan curtailment (net of tax)		0	(3,602)
Net operating income (Non-GAAP)		42,947	40,356
Weighted average shares outstanding (diluted)		14,971,601	14,861,003
Adjusted diluted earnings per share (Non-GAAP)		$2.87	$2.72

(1) Federal Reserve peer ratio as of June 30, 2016, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.

(2) "Originated" equals loans and leases not included by definition in "acquired loans".

(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.

(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.

(5) Interest income includes the tax effects of taxable-equivalent basis.

(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2015.

(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.

(8) Includes all other real estate owned, including those balances acquired through business combinations.

(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.

(10) "Goodwill and intangibles" equal Total Intangible Assets less Mortgage Servicing Rights in the above tables.